Income Taxes - Additional Information (Details) (USD $) In Thousands, unless otherwise specified			12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Brazil, Angola, Equatorial Guinea, Ivory Coast and Ghana	Dec. 31, 2011 Ghana, Tanzania and Turkey	Dec. 31, 2010 Ghana and Turkey	Dec. 31, 2012 Marshall Islands
Current tax expense percentage			97.00%	95.00%	95.00%
Tax rate						0.00%
Tax asset valuation allowance	$ 9,950	$ 8,759
Operating loss carryforwards	$ 32,961	$ 25,593